UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  November 25, 2008

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On November 26, 2008, Cephalon, Inc. (the “Company”) issued a press release announcing that the Company and Eurand, Inc. (“Eurand”) filed a lawsuit on November 25, 2008 in the U.S. District Court of Delaware against Mylan Pharmaceuticals, Inc. and its subsidiary Mylan, Inc. (collectively, “Mylan”) and Barr Laboratories, Inc. and its subsidiary Barr Pharmaceuticals, Inc. (collectively, “Barr”) for infringement of Eurand’s U.S. Patent No. 7,387,793 entitled “Modified Release Dosage Forms of Skeletal Muscle Relaxants,” covering extended-release formulations containing the muscle relaxant cyclobenzaprine. The lawsuit is based upon Abbreviated New Drug Applications (ANDAs) filed individually by Mylan and Barr seeking FDA approval to market and sell a generic version of the 15mg and 30mg strengths of AMRIX® (Cyclobenzaprine Hydrochloride Extended-Release Capsules) in the United States.

The Company hereby incorporates by reference the press release dated November 26, 2008, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

Item 9.01               Financial Statements and Exhibits.

(d)                                             Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: November 26, 2008	By:	/s/ Gerald J. Pappert
Gerald J. Pappert
Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 26, 2008